Q1 2026 May 7, 2026 Exhibit 99.2 Earnings Presentation

Reform Act of 1995 Safe Harbor for Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Powering the world’s payments ecosystem ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth, while continuously modernizing their payment infrastructures, simply and securely. With 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

ACI Financial Results for the Three Months Ended March 31, 2026 “Payments modernization continues to accelerate, and ACI is at the center of it. In the quarter, Real Time Payments and Merchant each grew more than 20%, Biller delivered 10% growth on top of last year’s double-digit performance, and new ARR bookings grew 39% across the company. At the same time, our ACI Connetic pipeline continues to expand, underscoring strong market demand for our cloud-native payments platform. The decision last year to operate our Payment Software and Biller businesses as two distinct segments has sharpened our focus, accelerated organic growth, and consistently enabled us to outperform expectations. We are committed to our capital allocation framework, investing in organic growth, pursuing strategic M&A, and returning capital to shareholders. We entered 2026 with momentum, executed ahead of expectations in the first quarter, and are raising our full-year outlook." Thomas W. Warsop, III ACI President and Chief Executive Officer CEO Perspective

Q1 2026 Highlights Continued Growth Momentum Entering 2026 Revenue of $426M, up 8% versus Q1 2025, up 6% in constant currency GAAP net income of $38M and adjusted EBITDA** of $105M, up 12% versus Q1 2025, up 8% in constant currency New ARR bookings increased 39% versus Q1 2025 Net adjusted EBITDA margin** in Q1 was 38%, up from 36% in Q1 2025 Strong financial position with $162M in cash and 1.3x net debt leverage ratio* Returned $65M of capital to shareholders, with 1.5 million shares repurchased in Q1 2026 Expect to allocate 50% to 60% of cash flow from operating activities in 2026 toward share repurchases Raising financial guidance for 2026 * Statistics as of March 31, 2026 ** Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data

Q1 2026 Payment Software 6 Segment Revenue Segment EBITDA Segment Detail Payment Software revenue was $214M, up 2% versus a strong Q1 2025 Payment Software adjusted EBITDA was $113M, up 2% versus Q1 2025 Real Time Payments revenue up 22%, versus Q1 2025 Payment Software recurring revenue was $101M, up 6% Payment Software net adjusted EBITDA margin of 53%, in line with Q1 2025 Merchant revenue up 21% Payment Software SaaS revenue was $50M, up 11% Issuing & Acquiring revenue down 6% Payments Intelligence revenue down 3% All growth rates are on a constant currency basis

Q1 2026 Biller 7 Segment Revenue Segment EBITDA Segment Detail Biller revenue was $212M, up 10% versus Q1 2025 Biller adjusted EBITDA was $34M, up 10% versus Q1 2025 Particular strength in utilities and consumer finance Biller interchange was $146M, versus $131M in Q1 2025 Biller net adjusted EBITDA margin of 51%, up from 49% in Q1 2025 SpeedPay One gaining momentum Biller net revenue was $66M, up 5% All growth rates are on a constant currency basis

Q1 2026 Cash Flow, Balance Sheet and Repurchases Cash Flow Balance Sheet and Liquidity* Share Repurchases* Cash flow from operations was $64M versus $78M in Q1 2025 $162M cash on hand Repurchased approximately 1.5M shares in Q1 2026 for approximately $65M Cash flow impacted by the timing of contract signings within the quarter $812M debt balance Net debt ratio of 1.3x EBITDA** $391M remains available on the share repurchase authorization ACI had total cash and available liquidity under its credit facility of $560M Expect to allocate 50-60% of operating cash flow to share repurchases for the full year, subject to market conditions * Statistics as of March 31, 2026 ** Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data

2026 Financial Guidance Expect High Single-Digit Revenue and Adjusted EBITDA Growth, with Continued Capital Returns Next Quarter Guidance Full Year Guidance Q2 2026 FY 2026 Low High Low High Revenue $420 $440 $1,890 $1,920 Adjusted EBITDA $85 $95 $540 $555 $'s in millions • Expect both Payment Software and Biller segments to grow upper single digits • Expect 2H revenue phasing to be weighted 40%/Q3 and 60%/Q4 • Expect to allocate 50% to 60% of cash flow from operating activities towards share repurchases, subject to market conditions • Capital expenditures expected to approximate $45M • Cash taxes expected to approximate $80 - 90M • Interest expense, net expected to approximate $30M • Depreciation and amortization expected to approximate $90M • Non-cash compensation expense expected to approximate $65 - 75M • Effective tax rate expected to approximate 25% • Diluted share count expected to approximate 103 million shares (excluding future share buy-back activity)

Supplemental Financial Data

Supplemental Financial Data Three Months Ended March 31, Recurring Revenue (millions) 2026 2025 SaaS and PaaS fees $ 262.0 $ 237.1 Maintenance fees 50.9 48.6 Recurring Revenue $ 312.9 $ 285.7 Three Months Ended March 31, TTM Ended March 31, New Bookings (millions) 2026 2025 2026 2025 Annual recurring revenue (ARR) bookings $ 12.4 $ 8.9 $ 73.8 $ 68.3 License and services bookings 49.5 50.0 254.1 312.8 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data Three Months Ended March 31, Adjusted EBITDA (millions) 2026 2025 Net income $ 38.3 $ 58.9 Plus: Income tax expense 12.1 12.8 Net interest expense 8.6 10.6 Net other income (1.5) (23.7) Depreciation expense 3.4 3.2 Amortization expense 21.9 20.8 Non-cash stock-based compensation expense 17.0 11.6 Adjusted EBITDA before significant transaction-related expenses $ 99.8 $ 94.1 Significant transaction-related expenses: Cost reduction strategies 5.4 — Adjusted EBITDA $ 105.2 $ 94.1 Revenue, net of interchange Revenue $ 425.7 $ 394.6 Interchange 146.2 130.8 Revenue, net of interchange $ 279.5 $ 263.8 Net Adjusted EBITDA Margin 38% 36 % Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data Three Months Ended March 31, Segment Information (millions) 2026 2025 Revenue Payment Software $ 213.5 $ 200.7 Biller 212.3 193.9 Total Revenue $ 425.7 $ 394.6 Recurring Revenue Payment Software $ 100.6 $ 91.9 Biller 212.3 193.8 Total $ 312.9 $ 285.7 Segment Adjusted EBITDA Payment Software $ 113.3 $ 106.6 Biller 34.0 30.9 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data EPS Impact of Non-cash and Significant Transaction-related Items (millions) Three Months Ended March 31, 2026 2025 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.37 $ 38.3 $ 0.55 $ 58.9 Adjusted for: Gain on sale of equity investment — — (0.20) (21.7) Significant transaction-related expenses 0.04 4.1 — — Amortization of acquisition-related intangibles 0.04 4.2 0.04 4.1 Amortization of acquisition-related software 0.03 3.3 0.03 3.2 Non-cash stock-based compensation 0.13 13.4 0.09 9.2 Total adjustments 0.24 25.0 (0.04) (5.2) Adjusted Diluted EPS $ 0.61 $ 63.3 $ 0.51 $ 53.7 Note: Amounts may not recalculate due to rounding.

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: ◦ Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Adjusted Diluted EPS: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Adjusted diluted EPS should be considered in addition to, rather than as a substitute for, diluted EPS. ◦ Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. ◦ ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to: (i) payments modernization continues to accelerate, and ACI is at the center of it, (ii) our ACI Connetic pipeline continues to expand, underscoring strong market demand for our cloud-native payments platform, (iii) we are committed to our capital allocation framework, investing in organic growth, pursuing strategic M&A, and returning capital to shareholders, (iv) our full-year outlook including Q2 2026 and full-year 2026 revenue and adjusted EBITDA financial guidance, and (v) expectations to allocate 50-60% of operating cash flow to share repurchases for the full year, subject to market conditions. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions, cybersecurity incidents or failure of our information technology and communication systems, security breaches, reliance on third-party cloud infrastructure and related services, reliance on third-parties, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, loss caused by theft or fraud, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, adoption of ACI Connetic, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, legal and business risks from artificial intelligence incorporated into our products, risks to our business from the use of artificial intelligence by our workforce, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, compliance with requirements of the payment card networks and Nacha, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, changes in card association and debit network fees or products, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, incurring additional debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix below expectations. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.